News Release

Contact:	William J. Brunner, CFO - Shareholders & Analysts (317) 269-1614 Beth Copeland - Media (317) 269-1395

FIRST INDIANA ANNOUNCES 2007 FIRST QUARTER EARNINGS

        INDIANAPOLIS, April 17, 2007 — First Indiana Corporation today announced net income from continuing operations of $6.0 million, or $0.36 per diluted share, for the quarter ended March 31, 2007. Net income from continuing operations for the first quarter of the previous year was $5.9 million, or $0.35 per diluted share.

        Annualized return on average assets for the first quarter of 2007 was 1.16 percent, compared with 1.23 percent for the first quarter of 2006 on continuing operations. Annualized return on average equity for the first quarter of 2007 was 13.51 percent, compared with 13.19 percent for the first quarter of 2006 on continuing operations.

        The Corporation will host a conference call to discuss first quarter financial results on Wednesday, April 18 at 2:00 p.m. EDT. To participate, please call (800) 278-9857 and use conference ID: 4150442. A replay of the call will be available from 4:00 p.m. EDT on Wednesday, April 18, 2007 through midnight Wednesday, April 25, 2007. To hear the replay, call (800) 642-1687 and use conference ID: 4150442.

        First Indiana Corporation (Nasdaq: FINB) is a full-service financial services company offering comprehensive financial solutions to businesses and individuals. It is the holding company for First Indiana Bank, N.A., the largest commercial bank headquartered in Indianapolis. Founded in 1915, First Indiana Bank is a national bank with 32 offices in central Indiana. Information about First Indiana is available at (317) 269-1200, or at www.firstindiana.com, which is not a part of this news release.

        This document may contain forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation’s Annual Report on Form 10-K for the

First Indiana Announces 2007 First Quarter Earnings
April 18, 2007

year ended December 31, 2006, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC’s Web site at www.sec.gov or on the Corporation’s Web site at www.firstindiana.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

Financial Highlights
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)
(Unaudited)

	For the Three Months Ended
	March 31 2007	December 31 2006	March 31 2006
Net Interest Income	$ 18,492	$ 18,179	$ 17,854
Provision for Loan Losses	—	—	(250)
Non-Interest Income	6,324	6,530	7,440
Non-Interest Expense	15,309	15,345	16,172
Income from Continuing Operations, Net of Taxes	6,022	6,010	5,910
Income from Discontinued Operations, Net of Taxes	—	—	8,653
Net Income	6,022	6,010	14,563

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.37	$ 0.36	$ 0.35
Income from Discontinued Operations, Net of Taxes	—	—	0.52

Net Income	$ 0.37	$ 0.36	$ 0.87

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.36	$ 0.35	$ 0.35
Income from Discontinued Operations, Net of Taxes	—	—	0.50

Net Income	$ 0.36	$ 0.35	$ 0.85

Dividends Per Share	$ 0.210	$ 0.200	$ 0.200

Net Interest Margin	3.75%	3.65%	3.90%
Efficiency Ratio (1)	61.69	62.10	63.94
Annualized Return on Average Assets (2)	1.16	1.13	3.02
Annualized Return on Average Equity (2)	13.51	13.20	32.49

Average Basic Shares Outstanding	16,375,678	16,482,585	16,764,221
Average Diluted Shares Outstanding	16,665,528	16,842,036	17,193,914

	March 31 2007	December 31 2006	March 31 2006
Assets	$2,124,363	$2,162,113	$2,035,657
Loans	1,675,780	1,694,687	1,567,656
Deposits	1,594,237	1,611,055	1,503,081
Shareholders’ Equity	177,374	182,094	175,741

Shareholders’ Equity/Assets	8.35%	8.42%	8.63%
Tangible Equity/Tangible Assets	6.88%	6.98%	7.09%

Shareholders’ Equity Per Share	$ 10.74	$ 10.87	$ 10.41
Market Closing Price	21.85	25.36	27.90

Shares Outstanding	16,521,468	16,767,727	16,888,805

(1) Based on continuing operations.
(2) Includes earnings from continuing and discontinued operations.

Condensed Consolidated Balance Sheets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)

	March 31 2007 (Unaudited)	December 31 2006	March 31 2006 (Unaudited)
Assets
Cash	$ 44,343	$ 53,511	$ 43,031
Interest-Bearing Due from Banks	2,598	6,317	2,459
Federal Funds sold	42,700	41,500	75,000
Securities Available for Sale	257,058	262,827	248,769
Other Investments	20,006	20,006	26,540
Loans
Business	621,749	619,891	546,425
Commercial Real Estate	188,331	191,020	166,847
Single-Family Construction	133,454	126,916	103,357
Consumer	471,299	488,173	488,697
Residential Mortgage	260,947	268,687	262,330

Total Loans	1,675,780	1,694,687	1,567,656
Allowance for Loan Losses	(29,373)	(30,463)	(38,435)

Net Loans	1,646,407	1,664,224	1,529,221
Premises and Equipment	27,472	27,218	24,488
Accrued Interest Receivable	10,091	11,710	10,060
Goodwill	30,682	30,682	30,682
Other Intangible Assets	2,784	2,864	3,120
Other Assets	40,222	41,254	42,287

Total Assets	$2,124,363	$2,162,113	$2,035,657

Liabilities
Non-Interest-Bearing Deposits	$ 220,270	$ 242,975	$ 225,860
Interest-Bearing Deposits
Demand Deposits	201,261	194,878	184,921
Savings Deposits	661,237	664,474	529,550
Certificates of Deposit	511,468	508,728	562,750

Total Interest-Bearing Deposits	1,373,966	1,368,080	1,277,221

Total Deposits	1,594,236	1,611,055	1,503,081
Short-Term Borrowings	259,380	277,888	232,033
Federal Home Loan Bank Advances	18,479	19,666	42,907
Subordinated Notes	46,936	46,905	46,812
Accrued Interest Payable	3,331	2,612	2,747
Advances by Borrowers for Taxes and Insurance	2,163	1,265	3,569
Other Liabilities	22,464	20,628	28,767

Total Liabilities	1,946,989	1,980,019	1,859,916

Shareholders’ Equity
Common Stock	206	205	204
Capital Surplus	18,685	18,121	16,108
Retained Earnings	227,418	225,365	217,006
Accumulated Other Comprehensive Income (Loss)	(2,461)	(2,908)	(4,000)
Treasury Stock at Cost	(66,474)	(58,689)	(53,577)

Total Shareholders’ Equity	177,374	182,094	175,741

Total Liabilities and Shareholders’ Equity	$2,124,363	$2,162,113	$2,035,657

Condensed Consolidated Statements of Income
First Indiana Corporation and Subsidiaries
(Dollars in Thousands, Except Per Share Data)

	Three Months Ended
	March 31 2007 (Unaudited)	December 31 2006	March 31 2006 (Unaudited)
Interest Income
Interest-Bearing Due from Banks	$ 34	$ 48	$ 103
Federal Funds Sold	205	290	48
Securities Available for Sale	2,697	2,521	2,444
Dividends on Other Investments	246	274	348
Loans	31,761	31,763	27,188

Total Interest Income	34,943	34,896	30,131
Interest Expense
Deposits	12,965	13,293	8,420
Short-term Borrowings	2,394	2,310	2,239
Federal Home Loan Bank Advances	254	271	779
Subordinated Notes	838	843	839

Total Interest Expense	16,451	16,717	12,277

Net Interest Income	18,492	18,179	17,854
Provision for Loan Losses	—	—	(250)

Net Interest Income after Provision for Loan Losses	18,492	18,179	18,104
Non-Interest Income
Deposit Charges	4,196	4,358	3,863
Loan Fees	245	320	509
Investment Product Sales Commissions	307	191	221
Sale of Loans	1,182	1,119	2,053
Other	394	542	794

Total Non-Interest Income	6,324	6,530	7,440
Non-Interest Expense
Salaries and Benefits	9,491	8,835	9,707
Net Occupancy	1,094	1,084	949
Equipment	1,316	1,378	2,159
Professional Services	776	1,038	881
Marketing	636	632	504
Telephone, Supplies, and Postage	712	676	714
Other Intangible Asset Amortization	80	86	85
OREO Expenses (Income)	(419)	(52)	(224)
Other	1,623	1,668	1,397

Total Non-Interest Expense	15,309	15,345	16,172

Income from Continuing Operations	9,507	9,364	9,372
Income Taxes	3,485	3,354	3,462

Income from Continuing Operations, Net of Taxes	6,022	6,010	5,910
Discontinued Operations
Income from Discontinued Operations	—	—	14,254
Income Taxes	—	—	5,601

Income from Discontinued Operations, Net of Taxes	—	—	8,653

Net Income	$ 6,022	$ 6,010	$14,563

Basic Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.37	$ 0.36	$ 0.35
Income from Discontinued Operations, Net of Taxes	—	—	0.52

Net Income	$ 0.37	$ 0.36	$ 0.87

Diluted Earnings Per Share
Income from Continuing Operations, Net of Taxes	$ 0.36	$ 0.35	$ 0.35
Income from Discontinued Operations, Net of Taxes	—	—	0.50

Net Income	$ 0.36	$ 0.35	$ 0.85

Dividends Per Common Share	$ 0.210	$ 0.200	$ 0.200

Net Interest Margin
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)

	Three Months Ended
	March 31, 2007			March 31, 2006
	Average Balance	Interest	Yield / Rate	Average Balance	Interest	Yield / Rate
Assets
Interest-Bearing Due from Banks	$ 2,620	$ 34	5.08%	$ 8,987	$ 103	4.67%
Federal Funds Sold	14,836	205	5.48	4,310	48	4.52
Securities Available for Sale	258,747	2,697	4.17	247,115	2,444	3.96
Other Investments	20,006	246	4.91	26,540	348	5.25
Loans
Business	619,512	12,708	8.14	531,336	9,735	7.43
Commercial Real Estate	186,572	3,963	8.43	160,987	3,169	7.98
Single-Family Construction	132,658	2,839	8.49	100,551	1,921	7.75
Consumer	480,518	8,729	7.27	497,205	9,070	7.30
Residential Mortgage	264,339	3,522	5.33	261,233	3,293	5.04

Total Loans	1,683,599	31,761	7.65	1,551,312	27,188	7.06

Total Earning Assets	1,979,808	34,943	7.03	1,838,264	30,131	6.60
Other Assets	122,910			117,297

Total Assets	$2,102,718			$1,955,561

Liabilities and Shareholders’ Equity
Interest-Bearing Deposits
Demand Deposits	$ 195,425	$ 648	1.32%	$ 182,699	$ 323	0.72%
Savings Deposits	676,524	6,303	3.70	499,109	3,319	2.70
Certificates of Deposit	511,766	6,014	4.66	482,600	4,778	4.02

Total Interest-Bearing Deposits	1,383,715	12,965	3.72	1,164,408	8,420	2.93
Short-term Borrowings	227,984	2,394	4.17	239,319	2,239	3.79
Federal Home Loan Bank Advances	18,768	254	5.36	65,871	779	4.80
Subordinated Notes	46,925	838	7.14	46,802	839	7.17

Total Interest-Bearing Liabilities	1,677,392	16,451	3.89	1,516,400	12,277	3.28
Non-Interest-Bearing Demand Deposits	214,756			220,574
Other Liabilities	29,719			36,833
Shareholders’ Equity	180,851			181,754

Total Liabilities and Shareholders’ Equity	$2,102,718			$1,955,561

Net Interest Income/Spread		$18,492	3.14%		$17,854	3.32%

Net Interest Margin			3.75%			3.90%

Loan Charge-Offs and Recoveries
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)
(Unaudited)
	Three Months Ended
	March 31 2007	December 31 2006	March 31 2006
Allowance for Loan Losses at Beginning of Period	$30,463	$34,972	$39,168
Charge-Offs
Business	682	3,697	128
Commercial Real Estate	—	498	—
Consumer	1,160	1,347	1,125
Residential Mortgage	102	22	139

Total Charge-Offs	1,944	5,564	1,392
Recoveries
Business	430	412	234
Single-Family Construction	—	35	1
Consumer	406	608	674
Residential Mortgage	18	—	—

Total Recoveries	854	1,055	909

Net Charge-Offs	1,090	4,509	483
Provision for Loan Losses	—	—	(250)

Allowance for Loan Losses at End of Period	$29,373	$30,463	$38,435

Net Charge-Offs to Average Loans (Annualized)	0.26%	1.05%	0.13%
Allowance for Loan Losses to Loans at End of Period	1.75	1.80	2.45
Allowance for Loan Losses to Non-Performing Loans at End of Period	592.80	232.52	848.08

Non-Performing Assets
First Indiana Corporation and Subsidiaries
(Dollars in Thousands)

	March 31, 2007	December 31, 2006	March 31, 2006
Non-Performing Loans
Non-Accrual Loans
Business	$1,277	$ 9,064	$ 728
Commercial Real Estate	753	723	—
Consumer	1,208	917	638
Residential Mortgage	948	705	426

Total Non-Accrual Loans	4,186	11,409	1,792

Accruing Loans Past Due 90 Days or More
Business	40	710	—
Commercial Real Estate	275	209	2,592
Single-Family Construction	345	—	—
Consumer	109	445	148
Residential Mortgage	—	303	—

Total Accruing Loans Past Due 90 Days or More	769	1,667	2,740

Total Non-Performing Loans	4,955	13,076	4,532
Foreclosed Assets	25	25	18

Total Non-Performing Assets	$4,980	$13,101	$4,550

Non-Performing Loans to Loans at End of Period	0.30%	0.77%	0.29%
Non-Performing Assets to Loans
and Foreclosed Assets at End of Period	0.30	0.77	0.29